DWS RREEF Global Real Estate Securities Fund

Supplement to the currently effective Statement of Additional Information dated July 1, 2006

--------------------------------------------------------------------------------

The following information is added to the "Investment Policies and Techniques" section of the Fund's Statement of Additional Information

Impact of Large Redemptions and Purchases of Fund shares. From time to time, shareholders of the Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund's performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs.



               Please Retain This Supplement for Future Reference



November 9, 2006